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                        MODIFICATION OF REVOLVING CREDIT
                           LOAN AND SECURITY AGREEMENT

         THIS LOAN MODIFICATION AGREEMENT ("Modification") made this 15th day of September, 2003 and effective as of July 27, 2003, by and between RESOURCE AMERICA, INC., with an address of 1818 Market Street, 28th Floor, Philadelphia, PA 19103 (collectively "Borrower") and SOVEREIGN BANK, a national banking association with an address at Two Aldwyn Center, Villanova, PA 19085 ("Bank").

                                   BACKGROUND

         WHEREAS, Borrower is indebted to Bank as evidenced by a certain Note dated July 27, 1999 in the original principal amount of $5,000,000 (the "Loan") executed by Borrower and payable to the order of Bank (the "Note"), and a Revolving Credit Loan Agreement dated July 27, 1999 (and any extension, renewals or modifications thereto) executed by Borrower and Bank (the "Loan Agreement") and other documents evidencing and securing the Loan (collectively, the "Loan Documents").

         WHEREAS, Borrower has requested that Bank further modify the terms of the Note and the Loan Agreement, which Bank has agreed to do, on the terms and conditions more fully set forth herein.

                                    AGREEMENT

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Confirmation of Indebtedness.

                  (a) Borrower hereby confirms, acknowledges, and agrees that as of the date of this Modification, all interest on the Note has been paid in full through August 31, 2003 and that the outstanding principal balance of the Note is $5,000,000. Borrower further acknowledges and agrees that the foregoing principal and interest balance from the date stated are validly and duly owing by Borrower to Bank.

                  (b) Borrower hereby ratifies, confirms and acknowledges that the Note and all of the other documents and instruments executed in connection with the Loan are in full force and effect as of the date hereof, constitute valid and legally binding obligations of Borrower, and are enforceable against Borrower and his assets in accordance with the terms thereof.

                  (c) BORROWER CONFIRMS AND AGREES THAT BORROWER HAS NO CLAIM, CAUSE OF ACTION, DEFENSE SET-OFF, COUNTERCLAIM OR CHALLENGE OF ANY KIND OR NATURE WHATSOEVER AGAINST THE PAYMENT OF ANY OF THE SUMS OWING UNDER THE NOTE OR THE TERMS OF THE OTHER LOAN DOCUMENTS OR THE ENFORCEMENT OR VALIDITY OF THE NOTE OR OTHER LOAN DOCUMENTS, AND DOES HEREBY REMISE, RELEASE AND FOREVER DISCHARGE ANY AND ALL SUCH CLAIMS, CAUSES OF ACTION, DEFENSES, SET-OFFS, COUNTERCLAIMS OR CHALLENGES.

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         2. Amendments to the Loan Agreement. The definition of "Expiration
Date" in Section 1.1 shall be July 27, 2005.


         3. Conditions Precedent. The obligation of Bank to effect the modifications and agreements contained herein is subject to the conditions precedent that:

                  (a) There has been no material adverse change in condition, financial or otherwise, in the financial or operating condition of Borrower since the later of March 30, 2000 or the date of the last submission of the Borrower's financial statements to the Bank.

                  (b) Bank shall have received payment of an extension fee of $25,000.

                  (c) Bank shall have received all of the following documents, each of which shall be in form and substance satisfactory to Bank:

                           (i) Copies, certified in writing by the secretaries or assistant secretaries of Borrower, of (a) resolutions of its boards of directors evidencing approval of this Modification and the other matters contemplated hereby, and (b) each document evidencing other necessary action and approvals, if any, with respect to this Modification;

                           (ii) Written certificates by the secretaries or assistant secretaries of Borrower as to the names and signatures of its officers who are authorized to sign this Modification, and the other documents or certificates to be executed and delivered by it pursuant hereto;

                           (iii) Evidence satisfactory to Bank that Borrower's Certificates of Incorporation and Bylaws delivered to Bank on July 27, 1999, as applicable, have not been amended in any way (or if they have been amended, the nature of such amendment) and are in full force and effect;

                           (iv) Good standing certificates for Borrower from the states of Delaware and Pennsylvania each dated not more than 30 days prior to the date hereof;

                           (v) A favorable opinion of independent counsel for Borrower as to the matters mentioned in Paragraphs 4(a), (b) and (c) herein and as to such other matters as Bank may reasonably request; and

                           (vi) Such other documents and instruments as Bank may request under the terms of this Modification or otherwise.

                  (d) Borrower shall have paid Banks' counsel fees incurred in connection with this Modification.

         4. Representations and Warranties. In order to induce Bank to enter into this Modification, Borrower represents and warrants to Bank as follows:

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                  (a) The execution, delivery and performance by Borrower of this Modification and the other documents and instruments required by Bank for the implementation of this Modification, do not and will not violate any provision of law or any agreement, trust or other indenture or instrument to which Borrower is a party, or by which any of its properties may be bound or affected.

                  (b) There are no actions, suits or proceedings pending or threatened against Borrower, or any of its properties before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Borrower, would have a material adverse effect on its financial or operating condition.

                  (c) This Modification constitutes, and other documents and instruments required hereby when executed will constitute, the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms.

                  (d) No authorization, consent, approval, license, exemption or any other action by and no registration, qualification or filing with any governmental agency or authority is or will be necessary in connection with the execution, delivery and performance of this Modification or any other document or instrument required hereby by Borrower.

                  (e) On and as of the date of this Modification, there has occurred no default or event of default under the Note, the Loan Agreement or any other Loan Document and no event which with notice or lapse of time or both would, if unremedied, be a default or event of default under the Note or other Loan Document.

                  (f) The representations, warranties, covenants and indemnifications made by Borrower to Bank in the Note, the Loan Agreement and other Loan Documents are true and correct as though made on and as of the date of this Modification except that the following schedules are modified as shown on the revised schedules annexed hereto:

                           (i) Schedule 5.5

                           (ii) Schedule 6.10

         5. Miscellaneous.

                  (a) Except as expressly set forth herein, the terms and conditions the Note, the Loan Agreement and the other Loan Documents (INCLUDING WITHOUT LIMITATION THE CONFESSIONS OF JUDGMENT CONTAINED THEREIN) are ratified and confirmed, shall remain in full force and effect and shall secure all of Borrower's liabilities to Bank under the Note, as amended by this Modification.

                  (b) Paragraph headings used in this Modification are for convenience only and shall not affect the construction of this Modification.

                  (c) This Modification shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

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                  (d) This Modification may be signed in counterparts, all of which when taken together shall constitute one and the same instrument.

                  (e) BORROWER ACKNOWLEDGES THAT THE NOTE, THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS CONTAIN AUTHORIZATIONS TO CONFESS JUDGMENT AGAINST BORROWER, THAT AT THE TIME BORROWER EXECUTED THE NOTE AND THE OTHER LOAN DOCUMENTS IT CONSULTED, AND IN CONNECTION WITH THE EXECUTION OF THIS MODIFICATION AND THE EXECUTION OF THE DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY IT HAS CONSULTED LEGAL COUNSEL WITH RESPECT THERETO AND THAT BORROWER UNDERSTANDS (AND AT THE TIME IT EXECUTED THE NOTES AND OTHER LOAN DOCUMENTS IT UNDERSTOOD) THAT THE EXERCISE BY BANK OF THE AUTHORIZATIONS WILL RESULT IN THE ENTRY OF A JUDGMENT AGAINST BORROWER AND THE SALE OR ATTACHMENT OF OR EXECUTION UPON BORROWER'S PROPERTY (INCLUDING WITHOUT LIMITATION REAL PROPERTY, PERSONAL PROPERTY AND BANK ACCOUNTS) WITHOUT PRIOR NOTICE OR THE OPPORTUNITY FOR A HEARING.





                           [Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date written above.

                                       BORROWER:

                                       RESOURCE AMERICA, INC.


Witness:                               By:
        -----------------------           -------------------------------------
                                       Name:
                                       Title:



                                       BANK:

                                        SOVEREIGN BANK



Attest:                                By:
       ------------------------           -------------------------------------
                                          Richard J. Narkiewicz, Vice President




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                                  SCHEDULE 5.5
















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                                  SCHEDULE 6.10









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